UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2005

PARK PLACE SECURITIES, INC.

(as depositor under the Pooling and Servicing Agreement,

dated as of June 1, 2005, providing for the issuance of

Asset-Backed Pass-Through Certificates, Series 2005-WCW2)

Park Place Securities, Inc.

(Exact name of registrant as specified in its charter)

Delaware	333-121784	34-1993512
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification Number)

1100 Town & Country Road, Suite 1100
Orange, California	92868
(Address of Principal Executive Offices)	(Zip Code)

Registrant's telephone number, including area code: (714) 564-0660

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

Description of the Certificates and the Mortgage Pool

Park Place Securities, Inc. (the “Registrant”) plans a series of certificates, entitled Park Place Securities, Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2 (the “Certificates”), to be issued pursuant to a pooling and servicing agreement, dated as of June 1, 2005, among the Registrant as depositor, Countrywide Home Loans Servicing LP as master servicer, the Federal National Mortgage Association as guarantor of the Group I Certificates and Wells Fargo Bank, N.A. as trustee. The Certificates designated as the Series 2005-WCW2 Certificates will represent in the aggregate the entire beneficial ownership interest in a trust fund (the “Trust Fund”) consisting primarily of a segregated pool (the “Mortgage Pool”) of conventional, one- to four-family, first and second lien fixed-rate and adjustable-rate residential mortgage loans having original terms to maturity up to 30 years (the “Mortgage Loans”).

Computational Materials

Citigroup Global Markets Inc. (the “Underwriter”) has advised the Registrant that it has furnished to certain prospective purchasers of Certificates certain materials, herein referred to as “Computational Materials,” in written form, which Computational Materials are in the nature of data tables and term sheet information relating to the Mortgage Loans or other assets of the Trust Fund, the structure of the Certificates and terms of certain classes of Certificates, and the hypothetical characteristics and hypothetical performance of certain classes of Certificates under certain assumptions and scenarios.

The Computational Materials have been provided by the Underwriter. The information in the Computational Materials is preliminary and will be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Commission.

The Computational Materials were prepared by the Depositor at the request of certain prospective investors. The Computational Materials may be based on information that differs from the information set forth in the Prospectus Supplement.

Section 9 - Financial Statements and Exhibits

Item 9.01.	Financial Statements and Exhibits
(a)	Financial Statements.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits.

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description
1	99

Computational Materials (as defined in Item 5) that have been provided by Citigroup Global Markets Inc. to certain prospective purchasers of Park Place Mortgage Securities Inc. Asset-Backed Pass-Through Certificates, Series 2005-WCW2.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: June 28, 2005

PARK PLACE SECURITIES, INC.

By:	/s/ John P. Grazer
Name:	John P. Grazer
Title:	CFO

Index to Exhibits

Exhibit No.	Item 601(a) of Regulation S K Exhibit No.	Description	Sequentially Numbered Page
1	99	Computational Materials	Filed Manually

EXHIBIT 99.1

[FILED MANUALLY]